UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 17, 2020
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Pinterest, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38872	26-3607129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 762-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	PINS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 17, 2020, the Board of Directors (the "Board") of Pinterest, Inc. (the “Company”) increased the size of the Board from 9 to 10 directors and appointed Salaam Coleman Smith to the Board as a Class III director to fill the resulting vacancy, with a term effective from October 31, 2020 and expiring at the Company’s 2022 annual meeting of stockholders. Concurrent with her election as a director of the Company, Ms. Smith, an independent director, was appointed to the Audit Committee of the Board.
There are no arrangements or understandings between Ms. Smith and any other persons pursuant to which she was selected to serve a director. Additionally, there are no transactions involving the Company and Ms. Smith that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Ms. Smith will be entitled to receive compensation for her Board service in accordance with the Company’s standard compensation arrangements for non-employee directors pursuant to the Company’s Non-Employee Director Compensation Policy (the “Non-Employee Director Compensation Policy”), which is filed as an exhibit to Amendment No. 2, filed April 8, 2019, to the Company’s Registration Statement on Form S-1 (Registration No, 333-230458). As set forth in the Non-Employee Director Compensation Policy, in connection with her appointment, Ms. Smith will be granted restricted stock units, in respect of shares of the Company’s Class A common stock under the Company’s 2019 Omnibus Incentive Plan, which shall vest in three equal annual installments, subject to her continued service as a non-employee director through each such vesting date. Ms. Smith will enter into an indemnification agreement with the Company in the same form as entered into with other directors, which is filed as an exhibit to Amendment No. 2, filed April 8, 2019, to the Company’s Registration Statement on Form S-1 (Registration No, 333-230458).

On October 20, 2020 the Company issued a press release relating to Ms. Smith's appointment. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by Pinterest, Inc., dated October 20, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINTEREST, INC.

Date: October 20, 2020	By:	/s/ Christine Flores
Christine Flores
General Counsel and Secretary